FIRST AMENDMENT
                            TO OFFICER SEVERANCE PLAN


         THIS FIRST AMENDMENT is effective as of August 17, 1998 (the "Effective Date"). In accordance with the terms of Section 9(g) of the Officer Severance Plan and pursuant to the action of the Board of Directors of Day Runner, Inc., on August 17, 1998, the Officer Severance Plan is hereby amended as follows:

1.       Section 2(f) is amended to read in its entirety as follows:

         "Employment Period" means the aggregate period of time during which an individual has been employed as a duly elected or appointed officer (other than solely as Secretary and/or Assistant Secretary) by the Company prior to the Termination Date."

2. Section 3(b)(iii) is amended to read in its entirety as follows:

                the result of such officer having submitted to the Company his or her written resignation (even if such indicates that such resignation is "voluntary") upon and in accordance with (A) the request by the Board in writing or pursuant to a duly adopted resolution of the Board or (B) with respect to all Eligible Officers other than the Chairman of the Board or the Chief
                Executive Officer of the Company, the written request of the Chief Executive Officer of the Company;

3. Section 4(b) is amended to read in its entirety as follows:

         Severance Bonus. The amount of severance bonus shall be based on the highest office of the Company attained by the Eligible Officer at or prior to the Termination Date and shall be determined in accordance with the following schedule:

                                              HIGHEST OFFICE ATTAINED
                                              -----------------------

                                  ASST. VP/VP     SVP/EVP/COO    CHR/PRES/CEO
                                  -----------     -----------    ------------

Number of months of
severance bonus                    3 months        4 months        5 months

4. The Officer Severance Plan, except as expressly amended by this Amendment, shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this First Amendment to the Officer Severance Plan as of the date first written above.


                                                   DAY RUNNER, INC.


                                                   -----------------------------
                                                    Mark Vidovich,
                                                    Chairman of the Board